UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21359

Managed Duration Investment Grade Municipal Fund
(Exact name of registrant as specified in charter)

2455 Corporate West Drive, Lisle, IL 60532
Address of principal executive offices) (Zip code)

Amy J. Lee
2455 Corporate West Drive, Lisle, IL 60532
(Name and address of agent for service)

Registrant's telephone number, including area code: (630) 505-3700

Date of fiscal year end:  July 31

Date of reporting period: August 1, 2012 through January 31, 2013

Item 1.  Reports to Stockholders.

The registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

WWW.GUGGENHEIMINVESTMENTS.COM/MZF
. . .YOUR WINDOW TO THE LATEST, MOST UP-TO-DATE INFORMATION ABOUT THE MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND

The shareholder report you are reading right now is just the beginning of the story. Online at www.guggenheiminvestments.com/mzf, you will find:

•	Daily, weekly and monthly data on share prices, distributions and more
•	Portfolio overviews and performance analyses
•	Announcements, press releases and special notices and tax characteristics

Cutwater Investor Services Corp. and Guggenheim Investments are continually updating and expanding shareholder information services on the Fund’s website, in an ongoing effort to provide you with the most current information about how your Fund’s assets are managed, and the results of our efforts. It is just one more way we are working to keep you better informed about your investment in the Fund.

January 31, 2013

DEAR SHAREHOLDER

We thank you for your investment in Managed Duration Investment Grade Municipal Fund (the “Fund”). This report covers performance for the semiannual period ended January 31, 2013.

The Fund’s investment objective is to provide high current income exempt from regular federal income tax while seeking to protect the value of the Fund’s assets during periods of interest rate volatility. Under normal market conditions, the Fund seeks to achieve this objective by investing substantially all of its assets in municipal bonds of investment-grade quality.

All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the six-month period ended January 31, 2013, the Fund provided a total return based on market price of 0.17% and a total return of 3.11% based on NAV. Past performance is not a guarantee of future results. As of January 31, 2013, the Fund’s last closing market price of $15.74 represented a premium of 2.21% to NAV of $15.40. As of July 31, 2012, the Fund’s last closing market price of $16.21 represented a premium of 5.19% to NAV of $15.41. The market value and NAV of the Fund’s shares fluctuate from time to time, and the Fund’s market value may be higher or lower than its NAV.

Dividends of $0.0825 were paid in each month from August 2012 through November 2012, at which time the dividend was reduced to $0.0775, the amount paid monthly for December 2012 and January 2013. The current dividend represents an annualized distribution rate of 5.91% based on the last closing market price of $15.74 on January 31, 2013.

Cutwater Investor Services Corp. (“Cutwater”) serves as the Fund’s Investment Adviser. With approximately $30 billion in assets under management as of January 31, 2013, Cutwater Asset Management is one of the largest institutional fixed income investment managers in the world. Cutwater’s parent company, MBIA Inc., is listed on the New York Stock Exchange.

Guggenheim Funds Distributors, LLC (“GFD”) serves as the Servicing Agent to the Fund. GFD is part of Guggenheim Investments. Guggenheim Investments represents the investment management division of Guggenheim Partners, LLC.

We encourage shareholders to consider the opportunity to reinvest their distributions from the Fund through the Dividend Reinvestment Plan (“DRIP”), which is described in detail on page 27 of this report. When shares trade at a discount to NAV, the DRIP takes advantage of the discount by reinvesting the monthly dividend distribution in common shares of the Fund purchased in the market at a price less than NAV. Conversely, when the market price of the Fund’s common shares is at a premium above NAV, the DRIP reinvests participants’ dividends in newly-issued common shares at NAV, subject to an Internal Revenue Service (“IRS”) limitation that the purchase price cannot be more than 5% below the market price per share. The DRIP provides a cost-effective means to accumulate additional shares and enjoy the benefits of compounding returns over time. Since the Fund endeavors to maintain a steady monthly distribution rate, the DRIP effectively provides an income averaging technique, which causes shareholders to accumulate a larger number of Fund shares when the market price is depressed than when the price is higher.

To learn more about the Fund’s performance, we encourage you to read the Questions & Answers section of this report, which begins on page 4 of this report. You will find information about how the Fund is managed, what affected the performance of the Fund during the semiannual period ended January 31, 2013, and Cutwater’s views on the market environment.

We appreciate your investment, and we look forward to serving your investment needs in the future. For the most up-to-date information on your investment, please visit the Fund’s website at www.guggenheiminvestments.com/mzf.

Sincerely,

Clifford D. Corso
President and Chief Executive Officer
Managed Duration Investment Grade Municipal Fund
February 28, 2013

MZF | MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND SEMIANNUAL REPORT | 3

QUESTIONS & ANSWERS	January 31, 2013

Clifford D. Corso
Portfolio Manager

Mr. Corso joined the firm in 1994, establishing the company’s asset management platform and building it into one of the largest fixed income managers in the world. With a staff of 111 people, Mr. Corso now oversees the investment of approximately $30 billion in assets as of January 31, 2013, and directs the investment strategies of Cutwater’s clients, including pension funds, global banks, corporations, Taft-Hartley and insurance companies as well as hundreds of municipalities across the US. Mr. Corso also initiated and managed the expansion of the asset manager’s international asset management business from a principal office in London, now a multi-billion dollar platform.

Prior to joining the firm, Mr. Corso served as co-head of a fixed income division at Alliance Capital Management. In his 28-year career, he has held positions as a credit analyst, restructuring specialist, trader and portfolio manager. He has managed a wide range of fixed income products, including corporate, asset-backed, government, mortgage, municipal, credit default swap and derivative securities. He has developed several unique conduit businesses including East-Fleet, a London based vehicle serving several global banks. He was also an early pioneer in the credit derivatives market, developing several investment programs starting in 2000, and expanding this area to create the MINTS funds, one of the most successful CDS funds ever created with over $1.6 billion in notional value under management.

Mr. Corso began his career in banking positions as an analyst, lender and trader, and has led several notable and large debt restructurings. His analytical skills combine mathematics, game theory, economics, psychology and investment theory.

Mr. Corso graduated from Yale University with a degree in economics and earned an MBA from Columbia University. He has lectured on topics from leadership to finance at many academic institutions, including Columbia University and New York University, where he taught a course on financial derivatives.

He currently holds Series 7, 24, and 63 licenses from the Financial Industry Regulatory Authority (FINRA) and is a member of the Fixed Income Analysts Society, Global Association of Risk Professionals (GARP) and the Investment Management Executive Council. Mr. Corso also serves on the Board of Directors of the MBIA Foundation, a not-for-profit charity.

Mr. Corso is also a member of the Eisenhower Fellowships Board of Trustees. The Eisenhower Fellowships engages emerging leaders from around the world to enhance their professional capabilities, broaden their contacts, deepen their perspectives, and unite them in a diverse, global community - a network where dialogue, understanding, and collaboration lead to a more prosperous, just, and peaceful world.

James B. DiChiaro
Portfolio Manager

Mr. DiChiaro joined Cutwater in 1999 and is a director. He currently manages Cutwater’s municipal assets under management (taxable and tax-exempt) and has extensive experience managing money-market portfolios. He constructs and implements portfolio strategies for a diverse client base including insurance companies, separately managed accounts and closed-end bond funds. Mr. DiChiaro began his career at Cutwater working with the conduit group structuring medium-term notes for Meridian Funding Company and performing the treasury role for an MBIA sponsored asset-backed commercial paper conduit, Triple-A One Funding Corporation.

Prior to joining Cutwater he worked for Merrill Lynch supporting their asset-backed securities trading desk. Mr. DiChiaro has a bachelor’s degree from Fordham University and a master’s degree from Pace University.

Matthew J. Bodo
Portfolio Manager

Mr. Bodo joined the firm in 2002 and is a vice president in Cutwater’s portfolio management group. He participates in biweekly corporate credit and portfolio strategy meetings and supports the portfolio managers’ implementation of those strategies for Cutwater’s third party accounts. As part of his daily responsibilities, Mr. Bodo actively manages the local government investment pool portfolios, specializing in high-grade commercial paper, investment grade corporates, US Treasury and instrumentality bonds. Prior to this role, Mr. Bodo served as an investment accountant performing accounting related functions for mutual funds and MBIA insurance portfolios. He has a bachelor’s degree from the State University of New York at Albany.

In the following interview Portfolio Managers Clifford D. Corso, James B. DiChiaro and Matthew J. Bodo discuss the market environment and the performance of the Managed Duration Investment Grade Municipal Fund (the “Fund”) for the semian-nual period ended January 31, 2013.

Please provide an overview of the economy and the municipal market during the six-month period ended January 31, 2013.

Europe was the focus of investor attention at the inception of the period, as the European Central Bank pledged to purchase nearly unlimited quantities of euro-denominated sovereign debt from requesting nations, and Germany approved the constitutionality of the European Stability Mechanism, designed to recapitalize the ailing banking systems of sovereign nations in return for implementation of certain austerity measures. Although Europe remains in a slow growth period, the political process towards fiscal unity appears to be underway, with the initial steps taken towards the creation of a banking union.

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QUESTIONS & ANSWERS continued	January 31, 2013

In the latter part of the period, investor attention shifted from European sovereign concerns toward domestic issues, namely progress of the US economic recovery and fiscal cliff negotiations. In December, third quarter 2012 gross domestic product (“GDP”) growth was revised up to 3.1% and the unemployment rate dropped to 7.8%. Economic releases also have been indicating that housing markets are beginning to see an uptick in activity, with price appreciation in certain areas, benefiting local municipalities, for which property taxes are a main source of revenue.

Investors had to wait until January 1, 2013, to find out that the US Congress came to an agreement to avert the fiscal cliff. Prior to the negotiations, volatility had increased as the municipal market faced the very real threat of a limitation, or perhaps the elimination, of the tax-exempt status of municipal bond interest. Any change to the tax status of municipal bonds could potentially increase volatility and result in higher yields and lower bond prices.

Primary market supply for 2012 totaled approximately $373 billion, up 28% from 2011. The primary driver behind this increase was opportunistic refunding activity by municipalities on account of the low interest rate environment. Tax revenues of state and local governments continued their upward trajectory, albeit at a low single digit pace, toward the end of the period.

Market technicals were overwhelmingly positive throughout the period. Mutual funds received record inflows during 2012, despite some outflows at year-end attributable to the downgrade of Puerto Rico and the harvesting of capital gains prior to the anticipated tax increase.

For the six-month period ended January 31, 2013, the Barclays Municipal Bond Index (the “Municipal Index”), a widely used measure of the municipal bond market as a whole, returned 1.82%. For comparison, the Barclays US Aggregate Bond Index returned -0.83%.

The outperformance of the tax-exempt sector pushed the ratio of 30-year tax-exempt yields to 30-year Treasury yields from 101.1% at the start of the fourth quarter down closer to 90% at the end of the period. Tax-exempt credit spreads mostly tightened during the period although there was a clear preference for single-A rated securities. Healthcare and corporate-backed paper exhibited top returns as corporate credit generally contracted during the quarter. Return data show that investors again favored securities with long maturities (20+ years) despite rich valuations. High yield tax-exempt spreads compressed during the period, led by tobacco settlement bonds, helping the Barclays municipal non-investment grade index outperform the investment grade index.

How did the Fund perform in this market environment?

All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the six-month period ended January 31, 2013, the Fund provided a total return based on market price of 0.17% and a total return of 3.11% based on NAV. Past performance is not a guarantee of future results. As of January 31, 2013, the Fund’s last closing market price of $15.74 represented a premium of 2.21% to NAV of $15.40. As of July 31, 2012, the Fund’s last closing market price of $16.21 represented a premium of 5.19% to NAV of $15.41. The market value and NAV of the Fund’s shares fluctuate from time to time, and the Fund’s market value may be higher or lower than its NAV.

Dividends of $0.0825 were paid in each month from August 2012 through November 2012, at which time the dividend was reduced to $0.0775, the amount paid monthly for December 2012 and January 2013. The current dividend represents an annualized distribution rate of 5.91% based on the last closing market price of $15.74 on January 31, 2013.

How is the Fund’s portfolio structured, and what has that structure meant for performance?

The Fund has a high-quality portfolio that is diversified across issuers, sectors and states. In selecting securities for the portfolio, the portfolio management team is supported by Cutwater’s team of credit analysts, who evaluate the credit quality of sectors and individual issuers, going far beyond the bond ratings provided by rating agencies. Cutwater’s proprietary quantitative models help to evaluate the risk of individual securities as well as the overall portfolio, supplementing the judgment of the experienced team.

The Fund continues to be positioned defensively against a modest rise in rates. Over the period, the Fund’s investments reflected a bias toward higher-coupon, high-dollar-price bonds with short optional call provisions purchased at what Cutwater regards as attractive prices. This was not beneficial for performance during the period, as the tax-exempt yield curve generally flattened and ratios of tax-exempt yields to Treasury yields trended lower. However, during months like December 2012 where there were bouts of volatility associated with fiscal cliff negotiations, the Fund performed extremely well versus its peers and benchmark.

Defensive positioning also is reflected in duration and convexity. The Fund continues to be neutral in effective duration relative to the benchmark (and shorter relative to peers). However, Cutwater extended the spread duration of the portfolio opportunistically during rate/spread sell-offs. The Fund remains constructive on credit spreads, believing they will hold where they are or grind tighter.

The low-yielding environment continues to support pre-refunding activity, and the Fund used proceeds from its highly liquid pre-refunded securities to finance the purchase of relatively cheap new-issue-market bonds—which contributed to an increase in the Fund’s exposure to both the healthcare and industrial development bond sectors.

The Fund also began to invest in longer-dated floating rate securities. The issuance of long maturity floaters is not common in the tax-exempt market and the Fund’s managers are pleased to be involved in the early stages of this trade. Floaters provide the Fund with an excellent interest rate hedge with a minimal impact on the portfolio’s book yield.

MZF | MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND SEMIANNUAL REPORT | 5

QUESTIONS & ANSWERS continued	January 31, 2013

Major contributors to performance were the Fund’s lower-quality bias versus the benchmark, though 95% of the Fund’s holdings are rated BBB or higher. Also benefitting performance was an overweight to the corporate-backed sector during a time where corporations were experiencing record-setting profits. The transportation sector also did well, as the economic recovery fosters lower unemployment and higher utilization of toll roads and other infrastructure. The Fund’s holdings of state general obligation bonds were generally a negative for performance given their high credit quality. Positions in pre-refunded securities are a source of liquidity to fund higher-yielding investments in the event of credit spread widening.

Please explain the Fund’s leverage strategy and its effect on Fund returns.

The Fund utilizes leverage (borrowing) as part of its investment strategy, to finance the purchase of additional securities that provide increased income and potentially greater appreciation potential to common shareholders than could be achieved from a portfolio that is not leveraged. Leverage adds to performance only when the cost of leverage is less than the total return generated by investments. The use of financial leverage creates an opportunity for increased income and capital appreciation but, at the same time, creates special risks. There can be no assurance that a leveraging strategy will be utilized or will be successful. Financial leverage may cause greater changes in the Fund’s net asset value and returns than if financial leverage had not been used. The average cost of leverage for the period ended January 31, 2013 was 1.56%.

As of January 31, 2013, the Fund had $69.45 million of leverage outstanding in the form of Auction Market Preferred Shares (“AMPS”). Since the Fund’s NAV return was greater than the cost of leverage during the semiannual period ended January 31, 2013, leverage contributed to the Fund’s total return.

Management and the Board of Trustees of the Fund (the “Board of Trustees”) review the AMPS on a regular basis and continuously evaluate alternative forms of leverage. To date, after analyzing various alternatives, Management and the Board of Trustees have not found a more viable form of leverage to replace the AMPS. Management and the Board of Trustees will continue to examine leverage alternatives to replace the AMPS, which are consistent with the investment objectives of the Fund and in the best interests of shareholders.

Index Definitions

All indices are unmanaged. It is not possible to invest in an index. The Barclays Municipal Bond Index is a rules-based, market-value weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be rated investment-grade (Baa3/BBB- or higher) by at least two of the following ratings agencies: Moody’s Investor Services, Inc., Standard & Poor’s Rating Group or Fitch Ratings, Inc.

The Barclays US Aggregate Bond Index represents securities that are US domestic, taxable, and dollar denominated. The index covers the US investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

6 | MZF | MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND SEMIANNUAL REPORT

January 31, 2013

MZF Risks And Other Considerations

The views expressed in this report reflect those of the portfolio managers only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also include forward looking statements that involve risk and uncertainty, and there is no guarantee that any predictions will come to pass.

There can be no assurance that the Fund will achieve its investment objective. The value of the Fund will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value. An investment in this Fund may not be suitable for investors who are, or as a result of this investment would become, subject to the Federal Alternative Minimum Tax because the securities in the Fund may pay interest that is subject to taxation under the Federal Alternative Minimum Tax. Special rules apply to corporate holders. Additionally, any capital gains dividends will be subject to capital gains taxes.

There are specific risks associated with investing in municipal bonds, including but not limited to interest rate and credit risk. Interest rate risk is the risk that prices of municipal bonds generally increase when interest rates decline and decrease when interest rates increase. Prices of longer term securities generally change more in response to interest rate changes than prices of shorter term securities. Credit risk is the risk that the issuer will be unable to pay the interest or principal when due. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. The secondary market for municipal bonds is less liquid than many other securities markets, which may adversely affect the Fund’s ability to sell its bonds at prices approximating those at which the Fund currently values them. The ability of municipal issuers to make timely payments of interest and principal may be diminished during general economic downturns. In addition, laws enacted in the future by the US Congress or state legislatures or referenda could extend the time for payment of principal and/or interest. In the event of bankruptcy of an issuer, the Fund could experience delays in collecting principal and interest.

The Fund may engage in various portfolio strategies both to seek to hedge its portfolio against adverse effects from movements in interest rates and in the securities markets generally and to seek to increase the return of the Fund. These strategies include the use of derivatives such as exchange traded financial futures and option contracts, options on futures contracts, or over-the-counter dealer transactions in caps, swap agreements or swaptions, the risks of which are summarized below. Such strategies subject the Fund to the risk that, if Cutwater incorrectly forecasts market values, interest rates or other applicable factors, the Fund’s performance could suffer. Certain of these strategies may provide investment leverage to the Fund’s portfolio and result in many of the same risks of leverage to the holders of the Fund’s common shares. The Fund is not required to use derivatives or other portfolio strategies and may not do so. Distributions by the Fund of any income or gain realized on the Fund’s hedging transactions generally will not be exempt from regular Federal income tax. There can be no assurance that the Fund’s portfolio strategies will be effective.

Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index, or the relationship between two indices. The Fund may use derivatives as a substitute for taking a position in an underlying security or other asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk. The Fund also may use derivatives to add leverage to the portfolio. The Fund’s use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described on the Fund’s web site, such as liquidity risk, interest rate risk, credit risk, leveraging risk, the risk of ambiguous documentation and selection risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Under the terms of certain derivative instruments, the Fund could lose more than the principal amount invested. The use of derivatives also may increase the amount of taxes payable by common shareholders. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Leverage creates certain risks for common shareholders, including higher volatility of both the net asset value and the market value of the common shares, because common shareholders bear the effects of changes in the value of the Fund’s investments. Leverage also creates the risk that the investment return on the Fund’s common shares will be reduced to the extent the dividends paid on preferred shares and other expenses of the preferred shares exceed the income earned by the Fund on its investments. If the Fund is liquidated, preferred shareholders will be entitled to receive liquidating distributions before any distribution is made to common shareholders. When the Fund uses leverage, the fees paid to Cutwater and GFD will be higher than if leverage were not used.

There are also risks associated with investing in Auction Market Preferred Shares (“AMPS”). The AMPS are redeemable, in whole or in part, at the option of the Fund on any dividend payment date for the AMPS, and will be subject to mandatory redemption in certain circumstances. The AMPS will not be listed on an exchange. You may only buy or sell AMPS through an order placed at an auction with or through a broker-dealer that has entered into an agreement with the auction agent and the Fund or in a secondary market maintained by certain broker-dealers. These broker-dealers are not required to maintain this market, and it may not provide you with liquidity. The AMPS market continues to remain illiquid as auctions for nearly all AMPS continue to fail. A failed auction is not a default, nor does it require the redemption of the Fund’s AMPS. Provisions in the Fund’s offering documents provide a mechanism to set a maximum rate in the event of a failed auction, and, thus, investors will continue to be entitled to receive payment for holding these AMPS.

Recent Market Developments Risk. Global and domestic financial markets have experienced periods of unprecedented turmoil. Recently, markets have witnessed more stabilized economic activity as expectations for an economic recovery increased. However, risks to a robust resumption of growth persist.

MZF | MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND SEMIANNUAL REPORT | 7

QUESTIONS & ANSWERS continued	January 31, 2013

Continuing uncertainty as to the status of the euro and the European Monetary Union has created significant volatility in currency and financial markets generally. A return to unfavorable economic conditions or sustained economic slowdown could adversely impact the Fund’s portfolio. Financial market conditions, as well as various social and political tensions in the US and around the world, have contributed to increased market volatility and may have long-term effects on the US and worldwide financial markets and cause further economic uncertainties or deterioration in the US and worldwide. Cutwater does not know how long the financial markets will continue to be affected by these events and cannot predict the effects of these or similar events in the future on the US and global economies and securities markets.

In addition to the risks described above, the Fund is also subject to: Market Risk and Selection Risk, Call and Redemption Risk, Private Activity Bonds, Risks of Tobacco-Related Municipal Bonds, Inflation Risk, Portfolio Strategies, Derivatives Risk, Affiliated Insurers, and Anti-takeover Provisions, and Market Disruption. Please see the Fund’s website at www.guggenheiminvestments.com/mzf for a more detailed discussionabout Fund risks and considerations.

8 | MZF | MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND SEMIANNUAL REPORT

FUND SUMMARY (Unaudited)	January 31, 2013

Fund Information
Symbol on New York Stock Exchange:	MZF
Initial Offering Date:	August 27, 2003
Closing Market Price as of 1/31/13:	$15.74
Net Asset Value as of 1/31/13:	$15.40
Yield on Closing Market Price as of 1/31/13:	5.91%
Taxable Equivalent Yield on Closing Market Price as of 1/31/131:	10.44%
Monthly Distribution Per Common Share2:	$0.0775
Leverage as of 1/31/133:	40%
Percentage of total investments subject to
alternative minimum tax as of 1/31/13:	19.6%
1 Taxable equivalent yield is calculated assuming a 43.4% federal income tax bracket.
2 Monthly distribution is subject to change.
3 As a percentage of total investments.

Total Returns
(Inception 8/27/03)	Market	NAV
Six Month	0.17%	3.11%
One Year	8.92%	8.63%
Three Year - average annual	13.11%	10.92%
Five Year - average annual	11.63%	8.38%
Since Inception - average annual	6.70%	6.58%

Portfolio composition and holdings are subject to change daily. For more information, please visit www.guggenheiminvestments.com/mzf. The above summaries are provided for informational purposes only and should not be viewed as recommendations. Past performance does not guarantee future results.

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.guggenheiminvestments.com/mzf. The investment return and principal value of an investment will fluctuate with changes in the market conditions and other factors so that an investor’s shares, when sold, may be worth more or less than their original cost.

MZF | MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND SEMIANNUAL REPORT | 9

FUND SUMMARY (Unaudited) continued	January 31, 2013

10 | MZF | MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited)	January 31, 2013

Principal					Optional Call
Amount	Description	Rating *	Coupon	Maturity	Provisions**	Value
	Long-Term Investments – 165.6%***
	Municipal Bonds – 163.5%
	Alabama – 2.6%
$845,000	Courtland Industrial Development Board, AMT, Series B	BBB	6.250%	08/01/2025	08/01/13 @ 100	$ 857,810
1,890,000	Courtland Industrial Development Board, AMT	Baa3	6.000%	08/01/2029	03/07/13 @ 100	1,898,241
						2,756,051
	Alaska – 0.8%
750,000	Alaska Municipal Bond Bank Authority, Series 1	AA	5.750%	09/01/2033	09/01/18 @ 100	885,015
	Arizona – 2.4%
1,250,000	Glendale Municipal Property Corp., Series B	AA+	5.000%	07/01/2033	01/01/23 @ 100	1,406,887
1,000,000	Phoenix Industrial Development Authority	A+	5.250%	06/01/2034	06/01/22 @ 100	1,126,260
						2,533,147
	California – 15.4%
1,500,000	California Health Facilities Financing Authority, Series B	AA–	5.875%	08/15/2031	08/15/20 @ 100	1,786,425
1,000,000	California Pollution Control Financing Authority, AMT	Baa3	5.000%	07/01/2030	07/01/22 @ 100	1,072,040
2,500,000	California State Public Works Board, Series A(a)	A–	5.000%	06/01/2024	06/01/14 @ 100	2,631,675
4,000,000	California Various Purpose General Obligation(a)	A	5.125%	11/01/2024	11/01/13 @ 100	4,121,720
2,500,000	City of Chula Vista CA, AMT, Series B	A	5.500%	12/01/2021	06/02/14 @ 102	2,670,375
1,000,000	Los Angeles County Public Works Financing Authority	AA–	4.000%	08/01/2042	08/01/22 @ 100	1,004,710
2,525,000	Los Angeles Unified School District, Series F	AA–	5.000%	01/01/2034	07/01/19 @ 100	2,861,279
						16,148,224
	Connecticut – 1.5%
1,500,000	Connecticut Housing Finance Authority, Series D 2	AAA	4.000%	11/15/2034	05/15/21 @ 100	1,530,570
	Delaware – 1.6%
1,500,000	Delaware State Economic Development Authority	BBB+	5.400%	02/01/2031	08/01/20 @ 100	1,692,645
	District of Columbia – 2.0%
2,000,000	District of Columbia Housing Finance Agency, AMT, (FHA)	Aaa	5.100%	06/01/2037	06/01/15 @ 102	2,056,820
	Florida – 12.5%
2,200,000	County of Miami-Dade FL, Aviation Revenue, AMT, (CIFG)	A	5.000%	10/01/2038	10/01/15 @ 100	2,353,274
3,000,000	Highlands County Health Facilities Authority, Series D, (Prerefunded @ 11/15/2013)(b)	NR	5.875%	11/15/2029	11/15/13 @ 100	3,124,740
1,500,000	JEA Water & Sewer System Revenue, Series B	AA	4.000%	10/01/2041	10/01/17 @ 100	1,522,230
2,000,000	Miami-Dade County Educational Facilities Authority, Series A	A–	5.000%	04/01/2042	04/01/23 @ 100	2,230,900
1,500,000	Miami-Dade County School Board, Series A, (Assured Gty)	AA–	5.375%	02/01/2034	02/01/19 @ 100	1,690,455
1,000,000	Seminole Indian Tribe of Florida, Series A(c)	BBB–	5.250%	10/01/2027	10/01/17 @ 100	1,065,680
1,000,000	Tampa-Hillsborough County Expressway Authority, Series B	A–	5.000%	07/01/2042	07/01/22 @ 100	1,109,150
						13,096,429
	Hawaii – 1.1%
1,000,000	Hawaii Pacific Health, Series B	A–	5.625%	07/01/2030	07/01/20 @ 100	1,134,050
	Illinois – 13.4%
1,000,000	Chicago Board of Education, General Obligation, Series A	A+	5.000%	12/01/2041	12/01/21 @ 100	1,088,400
1,750,000	City of Chicago IL, O’Hare International Airport Revenue, Series C	A–	5.500%	01/01/2031	01/01/21 @ 100	2,031,767
1,115,000	City of Chicago IL, O’Hare International Airport Revenue, AMT, Series A-2, (AGM)	AA–	5.500%	01/01/2016	01/01/14 @ 100	1,157,114
2,000,000	Illinois Finance Authority, Roosevelt University Revenue	Baa3	5.500%	04/01/2037	04/01/17 @ 100	2,109,000
1,000,000	Illinois Finance Authority, Rush University Medical Center Revenue, Series C	A–	6.375%	11/01/2029	05/01/19 @ 100	1,209,660
905,000	Illinois Housing Development Authority, AMT, Series A-2	AA	5.000%	08/01/2036	02/01/16 @ 100	914,358
2,000,000	Metropolitan Pier & Exposition Authority, Series A	AAA	5.000%	06/15/2042	06/15/22 @ 100	2,237,620
1,000,000	Railsplitter Tobacco Settlement Authority	A–	6.000%	06/01/2028	06/01/21 @ 100	1,215,330
2,000,000	State of Illinois, General Obligation, Series A	A–	5.000%	03/01/2028	03/01/14 @ 100	2,071,320
						14,034,569

See notes to financial statements.

MZF | MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND SEMIANNUAL REPORT | 11

PORTFOLIO OF INVESTMENTS (Unaudited) continued	January 31, 2013

Principal					Optional Call
Amount	Description	Rating *	Coupon	Maturity	Provisions**	Value
	Indiana – 3.2%
$1,000,000	Indiana Finance Authority	BB	6.000%	12/01/2026	06/01/20 @ 100	$ 1,052,470
2,000,000	Indianapolis Local Public Improvement Bond Bank, Series A	A+	5.500%	01/01/2029	01/01/19 @ 100	2,288,480
						3,340,950
	Iowa – 6.3%
1,090,000	Iowa Finance Authority	A+	5.000%	08/15/2029	08/15/22 @ 100	1,228,070
1,650,000	Iowa Finance Authority	BBB–	4.750%	08/01/2042	08/01/22 @ 100	1,672,655
1,500,000	Iowa Higher Education Loan Authority	BBB	5.500%	09/01/2025	09/01/20 @ 100	1,692,690
2,000,000	Iowa Tobacco Settlement Authority, Series B	B+	5.600%	06/01/2034	06/01/17 @ 100	1,987,520
						6,580,935
	Kentucky – 2.1%
1,000,000	County of Owen KY, Waterworks System Revenue, Series B	BBB+	5.625%	09/01/2039	09/01/19 @ 100	1,086,450
1,000,000	Kentucky Economic Development Finance Authority, Series A	A1	5.625%	08/15/2027	08/15/18 @ 100	1,150,370
						2,236,820
	Louisiana – 7.9%
1,000,000	East Baton Rouge Sewerage Commission, Series A	AA–	5.250%	02/01/2034	02/01/19 @ 100	1,165,380
3,000,000	Louisiana Local Government Environmental Facilities & Community
	Development Authority	BBB–	6.750%	11/01/2032	11/01/17 @ 100	3,412,320
1,000,000	Louisiana Public Facilities Authority, Hospital Revenue	A3	5.250%	11/01/2030	05/01/20 @ 100	1,083,060
1,000,000	Parish of DeSoto LA, AMT, Series A	BBB	5.850%	11/01/2027	11/01/13 @ 100	1,031,820
1,500,000	Parish of St John the Baptist LA, Series A	BBB	5.125%	06/01/2037	06/01/17 @ 100	1,601,880
						8,294,460
	Maryland – 0.5%
500,000	Maryland Economic Development Corp.	BB	5.750%	09/01/2025	09/01/20 @ 100	560,165
	Massachusetts – 4.1%
1,000,000	Massachusetts Educational Financing Authority, AMT	AA	5.375%	07/01/2025	07/01/21 @ 100	1,089,840
1,000,000	Massachusetts Educational Financing Authority, AMT	AA	4.700%	07/01/2026	07/01/21 @ 100	1,027,150
1,000,000	Massachusetts Health & Educational Facilities Authority, Series A	BBB	6.250%	07/01/2030	07/01/19 @ 100	1,176,610
950,000	Massachusetts Housing Finance Agency, AMT	AA–	5.100%	12/01/2027	06/01/17 @ 100	988,788
						4,282,388
	Michigan – 5.0%
1,000,000	City of Detroit MI, Sewer Disposal Revenue, Series B, (AGM)	AA–	7.500%	07/01/2033	07/01/19 @ 100	1,242,630
1,000,000	City of Detroit MI, Water Supply System Revenue, (AGM)	AA–	7.000%	07/01/2036	07/01/19 @ 100	1,206,890
500,000	Detroit Wayne County Stadium Authority, (AGM)	AA–	5.000%	10/01/2026	10/01/22 @ 100	550,640
1,000,000	Michigan Finance Authority, Revenue	AA	5.000%	12/01/2031	12/01/21 @ 100	1,147,290
1,000,000	Michigan Strategic Fund, Series B-1	A-2	6.250%	06/01/2014	N/A	1,071,390
						5,218,840
	Minnesota – 1.5%
1,500,000	St. Paul Port Authority, AMT	BBB–	4.500%	10/01/2037	10/01/22 @ 100	1,528,185
	Mississippi – 1.1%
1,000,000	County of Warren MS, Series A	BBB	6.500%	09/01/2032	09/01/18 @ 100	1,152,290
	Nevada – 7.0%
5,410,000	City of Henderson NV, Series A(a)	A	5.625%	07/01/2024	07/01/14 @ 100	5,684,233
1,435,000	Las Vegas Valley Water District, Series C	AA+	5.000%	06/01/2031	06/01/21 @ 100	1,669,020
						7,353,253
	New Hampshire – 1.1%
1,000,000	New Hampshire Health & Education Facilities Authority	BBB	5.000%	01/01/2034	01/01/22 @ 100	1,106,630

See notes to financial statements.

12 | MZF | MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited) continued	January 31, 2013

Principal					Optional Call
Amount	Description	Rating *	Coupon	Maturity	Provisions**	Value
	New Jersey – 7.1%
$3,000,000	New Jersey Economic Development Authority, Series I(d)	A+	1.700%	03/01/2028	03/01/23 @ 100	$ 2,998,560
500,000	New Jersey Economic Development Authority, Series C	BBB–	5.000%	07/01/2032	07/01/22 @ 100	509,750
1,500,000	New Jersey Health Care Facilities Financing Authority	BBB+	5.750%	07/01/2039	07/01/19 @ 100	1,681,155
2,000,000	New Jersey Transportation Trust Fund Authority, Series A	A+	5.000%	06/15/2042	06/15/22 @ 100	2,225,800
						7,415,265
	New York – 13.5%
1,895,000	City of New York NY, Series J, (Prerefunded @ 5/15/2014)(b)	Aa2	5.000%	05/15/2023	05/15/14 @ 100	2,010,519
40,000	City of New York NY, General Obligation, Series J	AA	5.000%	05/15/2023	05/15/14 @ 100	42,121
2,750,000	Long Island Power Authority, Series A	A–	5.100%	09/01/2029	09/01/14 @ 100	2,905,870
500,000	New York City Industrial Development Agency, American Airlines, JFK
	International Airport, AMT(e)	NR	7.500%	08/01/2016	N/A	545,790
1,000,000	New York State Dormitory Authority, Series A	BBB	5.000%	07/01/2032	07/01/22 @ 100	1,102,440
800,000	New York State Dormitory Authority, Series B	A–	5.250%	07/01/2024	07/01/17 @ 100	872,192
2,500,000	Suffolk County Industrial Development Agency, AMT	A–	5.250%	06/01/2027	06/01/13 @ 100	2,533,075
3,000,000	Tobacco Settlement Financing Corp., Series A-1	AA–	5.500%	06/01/2019	06/01/13 @ 100	3,047,820
1,000,000	Troy Industrial Development Authority	A–	5.000%	09/01/2031	09/01/21 @ 100	1,129,990
						14,189,817
	Ohio – 4.2%
2,000,000	American Municipal Power, Inc., Series B	A	5.000%	02/15/2042	02/15/22 @ 100	2,212,540
1,000,000	Ohio Air Quality Development Authority, Series A	BBB–	5.700%	02/01/2014	N/A	1,042,690
1,000,000	Ohio Air Quality Development Authority	BBB–	5.625%	06/01/2018	N/A	1,167,810
						4,423,040
	Oklahoma – 1.1%
1,000,000	Oklahoma Development Finance Authority	A	5.000%	02/15/2034	02/15/22 @ 100	1,123,480
	Pennsylvania – 7.7%
1,110,000	City of Philadelphia PA, General Obligation, Series A, (Assured Gty)	AA–	5.375%	08/01/2030	08/01/19 @ 100	1,251,148
1,100,000	City of Philadelphia PA, General Obligation	BBB+	5.875%	08/01/2031	08/01/16 @ 100	1,200,584
1,000,000	County of Lehigh PA	A+	4.000%	07/01/2043	07/01/22 @ 100	1,002,310
1,500,000	Delaware River Port Authority	BBB–	5.000%	01/01/2027	01/01/23 @ 100	1,726,245
1,000,000	Pennsylvania Higher Educational Facilities Authority, Series A	BBB	5.000%	05/01/2037	11/01/17 @ 100	1,062,680
1,000,000	Pennsylvania Higher Educational Facilities Authority, Series B	AA–	6.000%	08/15/2026	08/15/18 @ 100	1,220,630
500,000	State Public School Building Authority	A+	5.000%	04/01/2032	04/01/22 @ 100	554,575
						8,018,172
	Puerto Rico – 2.2%
1,000,000	Puerto Rico Commonwealth Aqueduct & Sewer Authority	BBB–	5.000%	07/01/2033	07/01/22 @ 100	987,360
1,215,000	Puerto Rico Sales Tax Financing Corp.	AA–	5.250%	08/01/2040	08/01/21 @ 100	1,324,313
						2,311,673
	Rhode Island – 1.4%
1,300,000	Rhode Island Convention Center Authority, Series A, (Assured Gty)	AA–	5.500%	05/15/2027	05/15/19 @ 100	1,483,846
	South Carolina – 3.5%
2,500,000	County of Florence SC, Series A, (AGM)	AA–	5.250%	11/01/2027	11/01/14 @ 100	2,651,800
1,000,000	County of Georgetown SC, AMT, Series A	BBB	5.300%	03/01/2028	03/01/14 @ 100	1,011,490
						3,663,290

See notes to financial statements.

MZF | MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND SEMIANNUAL REPORT | 13

PORTFOLIO OF INVESTMENTS (Unaudited) continued	January 31, 2013

Principal					Optional Call
Amount	Description	Rating *	Coupon	Maturity	Provisions**	Value
	South Dakota – 2.4%
$1,200,000	South Dakota Health & Educational Facilities Authority, Series A	A+	5.250%	11/01/2034	11/01/14 @ 100	$ 1,252,632
1,235,000	South Dakota Housing Development Authority, AMT, Series K	AAA	5.050%	05/01/2036	11/01/15 @ 100	1,257,971
						2,510,603
	Tennessee – 3.3%
2,500,000	Knox County Health Educational & Housing Facilities Board	BBB+	5.250%	04/01/2027	04/01/17 @ 100	2,690,775
675,000	Metropolitan Nashville Airport Authority	Baa3	5.200%	07/01/2026	07/01/20 @ 100	748,939
						3,439,714
	Texas – 13.3%
2,000,000	City of Houston TX Utility System Revenue, Series A, (AGM)	AA	5.000%	11/15/2033	11/15/17 @ 100	2,324,540
1,000,000	Fort Bend County Industrial Development Corp.	Baa3	4.750%	11/01/2042	11/01/22 @ 100	1,031,420
2,000,000	Lower Colorado River Authority	A	6.250%	05/15/2028	05/15/18 @ 100	2,362,080
2,315,000	Matagorda County Navigation District No. 1, AMT, (AMBAC)(f)	A–	5.125%	11/01/2028	N/A	2,823,907
2,000,000	North Texas Tollway Authority, Series A	A–	5.625%	01/01/2033	01/01/18 @ 100	2,285,820
2,100,000	San Leanna Educational Facilities Corp.	BBB+	5.125%	06/01/2036	06/01/17 @ 100	2,185,197
820,000	Tarrant County Cultural Education Facilities Finance Corp., Series A, (Assured Gty)	AA–	5.750%	07/01/2018	N/A	881,270
						13,894,234
	Vermont – 2.7%
2,800,000	Vermont Student Assistance Corp., AMT, Series B(d)	A	3.298%	12/03/2035	03/04/13 @ 100	2,821,196
	Virginia – 1.5%
1,250,000	Washington County Industrial Development Authority, Series C	BBB+	7.500%	07/01/2029	01/01/19 @ 100	1,596,650
	Washington – 1.1%
1,000,000	Tes Properties	AA+	5.625%	12/01/2038	06/01/19 @ 100	1,145,760
	Wisconsin – 1.3%
1,250,000	Wisconsin Health & Educational Facilities Authority, Series A	AA+	5.000%	11/15/2036	11/15/16 @ 100	1,352,075
	Wyoming – 4.1%
4,000,000	County of Sweetwater WY, AMT(a)	A–	5.600%	12/01/2035	12/01/15 @ 100	4,299,480
	Total Municipal Bonds – 163.5%
	(Cost $156,741,055)					171,210,731
Redemption
Value	Description					Value
	Preferred Shares – 2.1%
	Diversified Financial Services – 2.1%
$2,000,000	Centerline Equity Issuer Trust, Series A-4-1(c)	Aaa	5.750%	05/15/2015	N/A	2,151,280
	(Cost $2,000,000)
	Total Investments – 165.6%
	(Cost $158,741,055)					173,362,011
	Other Assets in excess of Liabilities – 0.7%					784,520
	Preferred Shares, at redemption value – (-66.3% of Net Assets
	Applicable to Common Shareholders or -40.1% of Total Investments)					(69,450,000)
	Net Assets Applicable to Common Shareholders – 100.0%					$ 104,696,531

AGM – Insured by Assured Guaranty Municipal Corporation
AMBAC – Insured by Ambac Assurance Corporation
AMT – Income from this security is a preference item under the Alternative Minimum Tax.
Assured Gty – Insured by Assured Guaranty Corporation
CIFG – Insured by CIFG Assurance North America, Inc.
FHA – Guaranteed by Federal Housing Administration
N/A – Not Applicable

See notes to financial statements.

14 | MZF | MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited) continued	January 31, 2013

*
Ratings shown are per Standard & Poor’s Rating Group (“S&P”), Moody’s Investor Services, Inc. (“Moody’s”). or Fitch Ratings (“Fitch”). Securities classified as NR are not rated. (For securities not rated by S&P, the rating by Moody’s is provided. Likewise, for securities not rated by S&P and Moody’s, the rating by Fitch is provided.) All ratings are unaudited. The ratings apply to the credit worthiness of the issuers of the underlying securities and not to the Fund or its shares.

**	Date and price of the earliest optional call or put provision. There may be other call provisions at varying prices at later dates.

***	All percentages shown in the Portfolio of Investments are based on Net Assets Applicable to Common Shareholders, unless otherwise noted.

(a)	All or a portion of these securities have been physically segregated as collateral for borrowings outstanding. As of January 31, 2013, the total amount segregated was $11,830,950.

(b)
The bond is prerefunded. US government or US government agency securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date and price indicated under the Optional Call Provisions.

(c)
Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2013, these securities amounted to $3,216,960, which represents 3.1% of net assets applicable to common shares.

(d)	Floating or variable rate coupon. The rate shown is as of January 31, 2013.

(e)	Defaulted security. The value of these securities at January 31, 2013, was $545,790 which represents 0.5% of net assets applicable to common shares.

(f)	Security is a “Step-up” bond where the coupon increases or steps up at a predetermined date. The rate shown reflects the rate in effect at the end of the reporting period.

See notes to financial statements.

MZF | MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND SEMIANNUAL REPORT | 15

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)	January 31, 2013

Assets
Investments, at value (cost $158,741,055)	$173,362,011
Interest receivable	1,976,214
Cash	56,853
Receivable for shares issued through dividend reinvestment	21,421
Other assets	13,011
Total assets	175,429,510
Liabilities
Borrowings	600,000
Payable for securities purchased	512,827
Investment advisory fee payable	44,416
Servicing agent fee payable	29,571
Distributions payable - preferred shareholders	13,232
Administration fee payable	3,681
Accrued expenses and other liabilities	79,252
Total liabilities	1,282,979
Preferred Shares, at redemption value
$.001 par value per share; 2,778 Auction Market Preferred Shares authorized,
issued and outstanding at $25,000 per share liquidation preference	69,450,000
Net Assets Applicable to Common Shareholders	$104,696,531
Composition of Net Assets Applicable to Common Shareholders
Common stock, $.001 par value per share; unlimited number of shares authorized,
6,796,411 shares issued and outstanding	$6,796
Additional paid-in capital	96,881,981
Net unrealized appreciation on investments	14,620,956
Accumulated undistributed net investment income	285,262
Accumulated net realized loss on investments	(7,098,464)
Net Assets Applicable to Common Shareholders	$104,696,531
Net Asset Value Applicable to Common Shareholders (based on 6,796,411 common shares outstanding)	$15.40

See notes to financial statements.

16 | MZF | MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND SEMIANNUAL REPORT

STATEMENT OF OPERATIONS For the six months ended January 31, 2013 (Unaudited)	January 31, 2013

Investment Income
Interest		$4,232,809
Expenses
Investment advisory fee	$342,578
Servicing agent fee	228,385
Auction agent fees - preferred shares	60,114
Professional fees	54,220
Fund accounting	34,086
Administrative fee	24,156
Trustees’ fees and expenses	22,264
Printing expenses	15,967
Custodian fee	12,680
NYSE listing fee	10,672
Transfer agent fee	9,380
Insurance	9,263
Line of credit fee	851
Miscellaneous	7,204
Total expenses		831,820
Investment advisory fee waived		(79,057)
Servicing agent fee waived		(52,704)
Net expenses		700,059
Net investment income		3,532,750
Realized and Unrealized Gain (Loss) on Investments
Net realized gain		827,154
Net change in unrealized appreciation (depreciation)		(635,106)
Net realized and unrealized gain on investments		192,048
Distributions to Auction Market Preferred Shareholders from
Net investment income		(495,401)
Net Increase in Net Assets Applicable to Common Shareholders Resulting from Operations		$3,229,397

See notes to financial statements.

MZF | MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND SEMIANNUAL REPORT | 17

STATEMENTS OF CHANGES IN NET ASSETS	January 31, 2013

	For the
	Six Months Ended	For the
	January 31, 2013	Year Ended
	(Unaudited)	July 31, 2012
Increase (decrease) in Net Assets Applicable to Common
Shareholders Resulting from Operations:
Net investment income	$3,532,750	$7,377,320
Net realized gain (loss) on investments	827,154	(239,566)
Net change in unrealized appreciation (depreciation) on investments	(635,106)	9,967,901
Distributions to auction market preferred shareholders from net investment income	(495,401)	(930,077)
Net increase in net assets applicable to common shareholders resulting from operations	3,229,397	16,175,578
Distributions to common shareholders from
Net investment income	(3,293,731)	(6,709,188)
Capital share transactions
Reinvestment of dividends	138,496	243,370
Total change in net assets applicable to common shareholders	74,162	9,709,760
Net assets applicable to common shareholders:
Beginning of period	104,622,369	94,912,609
End of period (including undistributed net investment income
of $285,262 and $541,644, respectively)	$104,696,531	$104,622,369

See notes to financial statements.

18 | MZF | MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND SEMIANNUAL REPORT

FINANCIAL HIGHLIGHTS	January 31, 2013

	For the
	Six Months
	Ended		For the
	January 31,		Year Ended	For the	For the	For the	For the
Per share operating performance for one common share	2013		July 31,	Year Ended	Year Ended	Year Ended	Year Ended
outstanding throughout each period	(Unaudited)		2012	July 31, 2011	July 31, 2010	July 31, 2009	July 31, 2008
Net asset value, beginning of period	$15.41		$14.02	$14.40	$12.73	$13.17	$14.21
Investment operations
Net investment income (a)	0.52		1.09	1.12	1.06	1.02	0.99
Net realized and unrealized gain/(loss) on investments
and swaptions transactions	0.03		1.43	(0.36)	1.72	(0.49)	(1.06)
Distributions to preferred shareholders from net investment income
(common share equivalent basis)	(0.07)		(0.14)	(0.15)	(0.14)	(0.24)	(0.35)
Total from investment operations	0.48		2.38	0.61	2.64	0.29	(0.42)
Distributions to common shareholders from net investment income	(0.49)		(0.99)	(0.99)	(0.97)	(0.73)	(0.62)
Net asset value, end of period	$15.40		$15.41	$14.02	$14.40	$12.73	$13.17
Market value, end of period	$15.74		$16.21	$13.48	$14.53	$11.87	$11.73
Total investment return (b)
Net asset value	3.11%		17.50%	4.57%	21.21%	2.83%	-3.07%
Market value	0.17%		28.56%	-0.32%	31.45%	8.65%	-2.29%
Ratios and supplemental data
Net assets, end of period (thousands)	$104,697		$104,622	$94,913	$97,190	$101,016	$104,526
Ratio of expenses to average net assets (excluding
interest expense and net of fee waivers) (d)	1.32	%(c)	1.36%	1.46%	1.35%	1.54%	1.27%
Ratio of expenses to average net assets (excluding
interest expense and excluding fee waivers) (d)	1.57	%(c)	1.62%	1.72%	1.69%	1.91%	1.61%
Ratio of expenses to average net assets (including
interest expense and net of fee waivers) (d)	1.33	%(c)	1.36%	1.46%	1.35%	1.54%	1.32%
Ratio of expenses to average net assets (including
interest expense and excluding fee waivers) (d)	1.58	%(c)	1.62%	1.72%	1.69%	1.91%	1.66%
Ratio of net investment income to average net assets (d)	6.69	%(c)	7.38%	8.09%	7.68%	8.65%	7.15%
Portfolio turnover	16%		15%	8%	6%	21%	29%
Preferred shares, at redemption value ($25,000 per
share liquidation preference) (thousands)	$69,450		$69,450	$69,450	$69,450	$69,450	$69,450
Preferred shares asset coverage per share	$62,688		$62,661	$59,166	$59,986	$61,363	$62,626

(a)	Based on average shares outstanding during the period.
(b)
Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value (NAV) or market price per share. Dividends and distributions are assumed to be reinvested at NAV for returns at NAV or in accordance with the Fund’s dividend reinvestment plan for returns at market value. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)	Annualized.
(d)	Calculated on the basis of income and expenses applicable to both common and preferred shares relative to average net assets of common shareholders.

See notes to financial statements.

MZF | MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND SEMIANNUAL REPORT | 19

NOTES TO FINANCIAL STATEMENTS (Unaudited)	January 31, 2013

Note 1 – Organization:
The Managed Duration Investment Grade Municipal Fund (the “Fund”) was organized as a Delaware statutory trust on May 20, 2003. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to provide its common shareholders with high current income exempt from regular federal income tax while seeking to protect the value of the Fund’s assets during periods of interest rate volatility. Prior to commencing operations on August 27, 2003, the Fund had no operations other than matters relating to its organization and registration and the sale and issuance of 6,981 common shares of beneficial interest to MBIA Capital Management Corp. (now known as Cutwater Investor Services Corp.).

Note 2 – Accounting Policies:
The preparation of financial statements in accordance with US generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of Investments: The municipal bonds and preferred shares in which the Fund invests are traded primarily in the over-the-counter markets. In determining net asset value, the Fund uses the valuations of portfolio securities furnished by a pricing service approved by the Board of Trustees. The pricing service typically values portfolio securities at the bid price or the yield equivalent when quotations are readily available. Securities for which quotations are not readily available are valued at fair market value on a consistent basis as determined by the pricing service using a matrix system to determine valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Trustees. Positions in futures contracts, interest rate swaps and options on interest rate swaps (“swaptions”) are valued at closing prices for such contracts established by the exchange or dealer market on which they are traded.

For those securities where quotations or prices are not available, the valuations are determined in accordance with procedures established in good faith by management and approved by the Board of Trustees. Valuations in accordance with these procedures are intended to reflect each security’s (or asset’s) “fair value”. Fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. Each such determination should be based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the initial cost of the security, (iii) the existence of any contractual restrictions on the security’s disposition, (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies, (v) quotations or evaluated prices from broker-dealers and/or pricing services, (vi) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange traded securities), (vii) an analysis of the company’s financial statements, and (viii) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold (e.g. the existence of pending merger activity, public offerings or tender offers that might affect the value of the security).

There are three different categories for valuations. Level 1 valuations are those based upon quoted prices in active markets. Level 2 valuations are those based upon quoted prices in less active markets or based upon significant observable inputs (e.g. yield curves; benchmark interest rates; indices). Level 3 valuations are those based upon unobservable inputs (e.g. discounted cash flow analysis; non-market based methods used to determine fair valuation).

The Fund values Level 1 securities using readily available market quotations in active markets. Money market funds are valued at net asset value. The Fund values Level 2 fixed income securities using independent pricing providers who employ matrix pricing models utilizing market prices, broker quotes and prices of securities with comparable maturities and qualities. The Fund values Level 2 equity securities using various observable market inputs as described above. The Fund did not have any Level 3 securities during the period ended January 31, 2013.

The following table represents the Fund’s investments carried on the Statement of Assets and Liabilities by caption and by level within the fair value hierarchy as of January 31, 2013:

Valuations (in $000s)	Level 1	Level 2	Level 3	Total
Description
Assets:
Municipal Bonds	$–	$171,211	$–	$171,211
Preferred Shares	–	2,151	–	2,151
Total	$–	$173,362	$–	$173,362

There were no transfers between levels for the six months ended January 31, 2013.

(b) Investment Transactions and Investment Income: Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Interest income and expenses are accrued daily. All discounts/premiums are accreted/amortized for financial reporting purposes over the life of each security.

(c) Dividends and Distributions: The Fund declares and pays on a monthly basis dividends from net investment income to common shareholders. Distributions of net realized capital gains, if any, will be paid at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends and distributions to preferred shareholders are accrued and determined as described in Note 6.

(d) Inverse Floating Rate Investments and Floating Rate Note Obligations: Inverse floating rate instruments are notes whose coupon rate fluctuates inversely to a predetermined interest rate index. These instruments typically involve greater risks than a fixed rate municipal bond.

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	January 31, 2013

In particular, the holder of these inverse floating rate instruments retain all credit and interest rate risk associated with the full underlying bond and not just the par value of the inverse floating rate instrument. As such, these instruments should be viewed as having inherent leverage and therefore involve many of the risks associated with leverage. Leverage is a speculative technique that may expose the Fund to greater risk and increased costs. Leverage may cause the Fund’s net asset value to be more volatile than if it had not been leveraged because leverage tends to magnify the effect of any increases or decreases in the value of the Fund’s portfolio securities. The use of leverage may also cause the Fund to liquidate portfolio positions when it may not be advantageous to do so in order to satisfy its obligations with respect to inverse floating rate instruments.

The Fund may invest in inverse floating rate securities through either a direct purchase or through the transfer of bonds to a dealer trust in exchange for cash and/or residual interests in the dealer trust. For those inverse floating rate securities purchased directly, the instrument is included in the Portfolio of Investments with income recognized on an accrual basis. The Fund did not invest in inverse floaters during the period ended January 31, 2013.

Note 3 –Agreements:
Pursuant to an Investment Advisory Agreement (the “Advisory Agreement”) between Cutwater Investor Services Corp. (the “Adviser”) and the Fund, the Adviser is responsible for the daily management of the Fund’s portfolio, which includes buying and selling securities for the Fund, as well as investment research, subject to the direction of the Board of Trustees. The Adviser is a subsidiary of Cutwater Holdings, LLC which, in turn, is a wholly-owned subsidiary of MBIA, Inc. The Advisory Agreement provides that the Fund shall pay to the Adviser a monthly fee for its services at the annual rate of 0.39% of the sum of the Fund’s average daily managed assets. (“Managed Assets” represent the Fund’s total assets including the assets attributable to the proceeds from any financial leverage but excluding the assets attributable to floating rate note obligations, minus liabilities, other than debt representing financial leverage.) The Adviser contractually agreed to waive a portion of the management fees it is entitled to receive from the Fund at the annual rate of 0.09% of the Fund’s average daily Managed Assets.

Pursuant to a Servicing Agreement, Guggenheim Funds Distributors, LLC (the “Servicing Agent”) acts as servicing agent to the Fund. The Servicing Agent receives an annual fee from the Fund, payable monthly in arrears, in an amount equal to 0.26% of the average daily value of the Fund’s Managed Assets. The Servicing Agent contractually agreed to waive a portion of the servicing fee it is entitled to receive from the Fund at the annual rate of 0.06% of the average daily value of the Fund’s Managed Assets.

Under a separate Fund Administration agreement, Guggenheim Funds Investment Advisors, LLC (“GFIA”), an affiliate of the Servicing Agent, provides fund administration services to the Fund. GFIA receives a fund administration fee payable monthly at the annual rate set forth below as a percentage of the average daily managed assets of the Fund:

Managed Assets	Rate
First $200,000,000	0.0275%
Next $300,000,000	0.0200%
Next $500,000,000	0.0150%
Over $1,000,000,000	0.0100%

The Bank of New York Mellon (“BNY”) acts as the Fund’s custodian, accounting agent and auction agent. As custodian, BNY is responsible for the custody of the Fund’s assets. As accounting agent, BNY is responsible for maintaining the books and records of the Fund. As auction agent, BNY is responsible for conducting the auction of the preferred shares.

Certain officers and/or trustees of the Fund are officers and/or directors of the Adviser and the Servicing Agent.

The Fund does not compensate its officers or trustees who are officers, directors and/or employees of the aforementioned firms.

Note 4 – Federal Income Taxes:
The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for US federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Fund intends not to be subject to US federal excise tax.

Information on the tax components of investments as of January 31, 2013 is as follows:

Cost of			Net Tax
Investments	Gross Tax	Gross Tax	Unrealized
for Tax	Unrealized	Unrealized	Appreciation on
Purposes	Appreciation	Depreciation	Investments
$158,774,265	$14,833,641	$(245,895)	$14,587,746

The difference between book and tax basis cost of investments is due to book/tax differences on the recognition of partnership/trust income.

As of July 31, 2012 (the most recent fiscal year end for federal income tax purposes), the components of accumulated earnings/(losses) (excluding paid-in capital) on a tax basis were as follows:

	Undistributed	Undistributed	Accumulated
	Tax-Exempt	Ordinary	Capital and	Unrealized
	Income	Income	Other Losses	Appreciation
2012	$589,996	$–	$(7,940,760)	$15,222,852

The cumulative timing differences under tax basis accumulated capital and other losses as of July 31, 2012 are due to investments in partnerships/trusts.

As of July 31, 2012 (the most recent fiscal year end for federal income tax purposes), the Fund had a capital loss carryforward of $7,551,214 available to offset possible future capital gains. The capital loss carryforward is set to expire as follows: $922,049 on July 31, 2013, $625,460 on July 31, 2014 and $4,772,269 on July 31, 2017. The Fund has an unlimited long-term capital loss of $1,231,436. Per the Regulated Investment Company

MZF | MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND SEMIANNUAL REPORT | 21

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	January 31, 2013

Modernization Act of 2010, capital loss carryforwards generated in taxable years beginning after December 22, 2010 must be fully used before capital loss carryforwards generated in taxable years prior to December 22, 2010, therefore, under certain circumstances, capital loss carryforwards available as of the report date may expire unused.

Distributions paid to shareholders during the tax year ended July 31, 2012 (the most recent fiscal year end for federal income tax purposes), were characterized as follows:

	Tax-exempt	Ordinary	Total
	income	income	distributions
2012	$7,570,996	$68,269	$7,639,265

Capital losses incurred after October 31 (“post-October losses”) within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. For the year ended July 31, 2012, the Fund incurred and will elect to defer $389,546 as post-October losses.

For all open tax years and all major jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Uncertain tax positions are tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns that would not meet a more-likely-than-not threshold of being sustained by the applicable tax authority and would be recorded as a tax expense in the current year. Open tax years are those years that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 5 – Investment Transactions:
Purchases and sales of investment securities, excluding short-term investments, for the six months ended January 31, 2013, aggregated $27,427,466 and $27,247,554, respectively.

Note 6 – Capital:
There are an unlimited number of $.001 par value common shares of beneficial interest authorized and 6,796,411 common shares outstanding at January 31, 2013, of which the Adviser owned 12,258 shares.

Transactions in common shares were as follows:

	Six Months Ended	Year Ended
	January 31, 2013	July 31, 2012
Beginning shares	6,787,494	6,771,263
Shares issued through dividend reinvestment	8,917	16,231
Ending shares	6,796,411	6,787,494

On October 27, 2003, the Fund issued 1,389 shares of Auction Market Preferred Shares (“AMPS”), Series M7 and 1,389 shares of Auction Market Preferred Shares, Series W28. The preferred shares have a liquidation value of $25,000 per share plus any accumulated unpaid dividends. As of January 31, 2013, the Fund had 1,389 shares each of AMPS, Series M7 and W28, outstanding. Dividends on the preferred shares are cumulative at a rate that is set by auction procedures. Distributions of net realized capital gains, if any, are made annually.

The broad auction-rate preferred securities market, including the Fund’s AMPS, has experienced considerable disruption since mid-February 2008. The result has been failed auctions on nearly all auction-rate preferred shares, including the Fund’s AMPS. A failed auction is not a default, nor does it require the redemption of the Fund’s AMPS.

Provisions in the Fund’s AMPS offering documents establish a maximum rate in the event of a failed auction. The Fund’s AMPS reference rate is the higher of LIBOR or 90% of the taxable equivalent of the short-term municipal bond rate. The maximum rate, for auctions for which the Fund has not given notice that the auction will consist of net capital gains or other taxable income, is the higher of the reference rate times 110% or the reference rate plus 1.10%.

Previously, the taxable equivalent of the short-term municipal bond rate was calculated based on an index called the S&P Weekly High Grade Index. In October 2012, the Fund was notified that the Standard & Poor’s Evaluation Services was discontinuing the publication of the S&P Weekly High Grade Index effective December 31, 2012. After evaluating various indices as a potential successor to the S&P Weekly High Grade Index, the Advisor and Servicing Agent determined that an index called the S&P Municipal Bond 7-Day High Grade Rate Index most closely resembled the S&P Weekly High Grade Index and would be the least disruptive selection to the Fund’s current AMPS holders. After analyzing various alternatives, the Board of Trustees approved the Fund to utilize the S&P Municipal Bond 7-Day High Grade Rate Index as the successor to the S&P Weekly High Grade Index.

Management will continue to monitor events in the marketplace and continue to evaluate the Fund’s leverage as well as any alternative that may be available.

The range of dividend rates on the Fund’s AMPS for the six months ended January 31, 2013, were as follows:

				Next
Series	Low	High	At 1/31/13	Auction Date
M7	1.277%	1.541%	1.278%	2/4/13
W28	1.276%	1.541%	1.276%	2/20/13

The Fund is subject to certain limitations and restrictions while the Fund’s AMPS are outstanding. Failure to comply with these limitations and restrictions could preclude the Fund from declaring any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of Fund’s AMPS at their liquidation value plus any accrued dividends.

On July 12, 2012, Moody’s Investors Service, Inc. (“Moody’s”) notified the Servicing Agent and Cutwater that Moody’s downgraded the Fund’s AMPS from ‘Aaa’ to ‘Aa1’. This downgrade was a result of Moody’s new methodology for rating debt and preferred stock issued by closed-end funds and in line with downgrades experienced by other tax-exempt national municipal closed-end funds. On August 21, 2012, the Board of

22 | MZF | MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	January 31, 2013

Trustees approved the termination of Moody’s as a rating agency with regard to rating both series of the Fund’s AMPS. On December 21, 2012, Moody’s withdrew its Aa1 rating assigned to the Fund’s AMPS.

The Fund’s AMPS, which are entitled to one vote per share, generally vote with the common shares but vote separately as a class to elect two Trustees and on any matters affecting the rights of the Fund’s AMPS.

Note 7 – Borrowings:
The Fund has an uncommitted $2,000,000 line of credit with BNY. Interest on the amount borrowed is based on the Federal Funds Rate plus a spread on outstanding balances. At January 31, 2013, there was a $600,000 balance in connection with the Fund’s uncommitted line of credit. The average daily amount of borrowings during the six months ended January 31, 2013 was $181,522 with a related weighted average interest rate of 0.92%. The maximum amount outstanding during the six months ended January 31, 2013, was $1,600,000.

Note 8 – Indemnifications:
In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would require future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 9 – Subsequent Events:
The Fund evaluated subsequent events through the date the financial statements were available for issue and determined there were no additional material events that would require disclosure in the Fund’s financial statements, except as noted below.

Dividend Declarations – Common Shareholders

The Fund has declared the following dividends to common shareholders:

Rate Per	Declaration	Ex-Dividend	Record	Payable
Share	Date	Date	Date	Date
$0.0775	2/01/13	2/13/13	2/15/13	2/28/13
$0.0775	3/01/13	3/19/13	3/21/13	3/28/13

MZF | MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND SEMIANNUAL REPORT | 23

SUPPLEMENTAL INFORMATION (Unaudited)	January 31, 2013

Results of Shareholder Votes

A shareholder meeting was held on November 7, 2012 and reconvened on December 21, 2012 for the purpose of electing one Class II Trustee of the Fund by holders of the Fund’s common shares and the Fund’s AMPS voting together as a single class and one each of a Class I and Class II Trustee by holders of the Fund’s AMPS, voting as a single class.

With regard to the November 7, 2012 meeting relating to the election of the following Class I and Class II Trustees by shareholders of the Fund:

	# of Shares
	In Favor Of	Withheld
Donald Cacciapaglia (Class II)	6,168,196	225,496
Ronald E. Toupin (Class II)	164	39
Ronald A. Nyberg (Class I)	164	39

With regard to the December 21, 2012 meeting relating to the election of the following Class I and Class II Trustees by shareholders of the Fund:

	# of Shares
	In Favor Of	Withheld
Donald Cacciapaglia (Class II)	5,651,299	141,695
Ronald E. Toupin (Class II)	164	39
Ronald A. Nyberg (Class I)	164	39

As a result, Donald Cacciapaglia was elected to serve as a Class II Trustee until the expiration of his term or the election of his successor by a majority of the holders of the Fund’s common shares and the Fund’s AMPS. A quorum was not reached and a shareholder vote did not occur with regards to the Class I and Class II Trustees voted on by the holders of the Fund’s AMPS. Consequently, the Fund’s Class I Trustee, Ronald A. Nyberg, and Ronald E. Toupin, Jr., a Class II Trustee, were held over and are expected to stand for re-election again at the Fund’s 2013 annual meeting of shareholders.

The other Trustees of the Fund whose terms did not expire in 2012 are Randall C. Barnes and Clifford D. Corso.

Trustees

The Trustees of the Managed Duration Investment Grade Municipal Fund and their principal occupations during the past five years:

Number of
Name, Address*, Year	Term of Office**		Portfolios in the
of Birth and Position(s)	and Length	Principal Occupations during the Past Five Years	Fund Complex***	Other Directorships
Held with Registrant	of Time Served	and Other Affiliations	Overseen by Trustee	Held by Trustee
Independent Trustees:
Randall C. Barnes	Since 2006	Private Investor (2001-present). Formerly, Senior Vice President &	52	None
Year of Birth: 1951		Treasurer, PepsiCo., Inc. (1993-1997), President, Pizza Hut International
Trustee		(1991-1993) and Senior Vice President, Strategic Planning and New
Business Development of PepsiCo., Inc. (1987-1990).
Ronald A. Nyberg	Since 2003	Partner of Nyberg & Cassioppi, LLC, a law firm specializing in corporate	54	None
Year of Birth: 1953		law, estate planning and business transactions (2000-present). Formerly,
Trustee		Executive Vice President, General Counsel and Corporate Secretary of Van
Kampen Investments (1982-1999).
Ronald E. Toupin, Jr.	Since 2003	Portfolio Consultant (2010-present). Formerly, Vice President, Manager	51	Trustee, Bennett Group of Funds
Year of Birth: 1958		and Portfolio Manager of Nuveen Asset Management (1998-1999), Vice		(2011-present).
Trustee, Chairman		President of Nuveen Investment Advisory Corp. (1992-1999), Vice President
and Manager of Nuveen Unit Investment Trusts (1991-1999), and Assistant
Vice President and Portfolio Manager of Nuveen Unit Investment Trusts
(1988-1999), each of John Nuveen & Co., Inc. (1982-1999).

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SUPPLEMENTAL INFORMATION (Unaudited) continued	January 31, 2013

Number of
Name, Address*, Year	Term of Office**		Portfolios in the
of Birth and Position(s)	and Length	Principal Occupations during the Past Five Years	Fund Complex***	Other Directorships
Held with Registrant	of Time Served	and Other Affiliations	Overseen by Trustee	Held by Trustee
Interested Trustees:
Donald C. Cacciapaglia†	Since 2012	Senior Managing Director of Guggenheim Investments; Chief Executive	231	Trustee, Rydex Dynamic Funds,
Year of Birth: 1951		Officer of Guggenheim Funds Services, LLC (2012-present); President		Rydex ETF Trust, Rydex Series Funds
Trustee		(2010-present) and Chief Executive Officer (2012-present) of Guggenheim		and Rydex Variable Trust
		Funds Distributors, LLC and Guggenheim Funds Investment Advisors, LLC;		(2012-present); Independent Board
		Chief Executive Officer of funds in the Fund Complex and President and Chief		Member, Equitrust Life Insurance
		Executive Officer of funds in the Rydex fund complex (2012 - present). Formerly,		Company, Guggenheim Life and
		Chief Operating Officer of Guggenheim Partners Asset Management, LLC		Annuity Company, and Paragon Life
		(2010 – 2011); Chairman and CEO of Channel Capital Group Inc. and Channel		Insurance Company of Indiana
		Capital Group LLC (2002-2010); Managing Director of PaineWebber (1996-2002).		(2011-present).
Clifford D. Corso††	Since 2003	President of Cutwater Investor Services Corp.; Chief Investment Officer,	1	None
113 King Street		MBIA Insurance Corp.
Armonk, NY 10504
Year of Birth: 1961
Trustee, Chief Executive
Officer and President
*	The business address of each Trustee unless otherwise noted is c/o Managed Duration Investment Grade Municipal Fund, 2455 Corporate West Drive, Lisle, IL 60532.
**	Each Trustee is expected to serve a three-year term concurrent with the class of Trustees for which he serves:

       -Mr. Donald Cacciapaglia, as Class II Trustee, is expected to stand for re-election at the Fund’s 2015 annual meeting of shareholders.
       -Messrs. Barnes and Corso, as Class III Trustees, are expected to stand for re-election at the Fund’s 2013 annual meeting of shareholders.
       -Due to the fact that there was not a quorum at the 2012 shareholder meetings, Mr. Nyberg, as a holdover Class I Trustee, and Mr. Toupin, as a holdover Class II Trustee, are expected to stand for re-election at the Fund’s 2013 annual meeting of shareholders.

***
The Guggenheim Investments Fund Complex consists of U.S. registered investment companies advised or serviced by Guggenheim Funds Investment Advisors, LLC or Guggenheim Funds Distributors, LLC. and/or affiliates. The Guggenheim Investments Fund Complex is overseen by multiple Boards of Trustees.

†
Mr. Donald C. Cacciapaglia is an “interested person” (as defined in section 2(a)(19) of the 1940 Act) (“Interested Trustee”) of the Fund because of his position as an officer of Guggenheim Funds Distributors, LLC, the Fund’s Servicing Agent and certain of its affiliates.

††
Mr. Corso is an “interested person” (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) of the Fund because of his position as an officer of Cutwater Investor Services Corp., the Fund’s Investment Adviser.

MZF | MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND SEMIANNUAL REPORT | 25

SUPPLEMENTAL INFORMATION (Unaudited) continued	January 31, 2013

Executive Officers

The executive officers of the Managed Duration Investment Grade Municipal Fund and their principal occupations during the past five years

Name, Address*, Year of Birth and	Term of Office** and	Principal Occupations During the Past Five Years and
Position(s) Held with Registrant	Length of Time Served	Other Affiliations
Officers:
Amy J. Lee	Since 2012***	Senior Vice President & Secretary, Security Investors, LLC; Secretary & Chief Compliance Officer, Security Distributors,
Year of Birth: 1961		Inc.; Vice President, Associate General Counsel & Assistant Secretary, Security Benefit Life Insurance Company and
Chief Legal Officer		Security Benefit Corporation; Associate General Counsel, First Security Benefit Life Insurance and Annuity of New York;
Vice President & Assistant Secretary, Rydex Series Funds, Rydex ETF Trust, Rydex Dynamic Funds, and Rydex Variable
Trust; Vice President & Secretary, Rydex Holdings, LLC; Secretary, Advisor Research Center, Inc., Rydex Specialized
Products, LLC; Guggenheim Distributors, LLC and Rydex Fund Services, LLC; and Assistant Secretary, Security Benefit
Clinic and Hospital; Senior Vice President & Secretary, Security Global Investors, LLC (2007-2011); Senior Vice President
& Secretary, Rydex Advisors, LLC and Rydex Advisors II, LLC (2010); Vice President (2010) and Chief Legal Officer (2012)
of certain funds in the Guggenheim Fund Complex; and Director, Brecek & Young Advisors, Inc. (2004-2008).
John Sullivan	Since 2011	Senior Managing Director of Guggenheim Funds Investment Advisors, LLC and Guggenheim Funds Distributors, Inc.
Year of Birth: 1955		(2010-present). Chief Accounting Officer, Chief Financial Officer and Treasurer of certain other funds in the Fund
Chief Accounting Officer,		Complex. Formerly, Chief Compliance Officer, Van Kampen Funds (2004–2010).
Chief Financial Officer and
Treasurer
Mark E. Mathiasen	Since 2007	Director; Associate General Counsel of Guggenheim Funds Services, LLC (2012-present). Formerly, Vice President;
Year of Birth: 1978		Assistant General Counsel of Guggenheim Funds Services Group, Inc. (2007-2012). Secretary of certain other funds in
Secretary		the Fund Complex.
Stevens T. Kelly	Since 2012	Assistant General Counsel of Guggenheim Funds Services, LLC (2011 to present). Assistant Secretary of certain other
Year of Birth: 1982		funds in the Fund Complex. Previously, associate at K&L Gates LLP (2008-2011), J.D., University of Wisconsin Law
Assistant Secretary		School (2005-2008).
James B. DiChiaro	Since 2009	Director, Cutwater Investor Services Corp. (1999-present).
113 King Street
Armonk, NY 10504
Year of Birth: 1976
Vice President
Joanna M. Catalucci	Since 2012****	Chief Compliance Officer of certain funds in the Fund Complex; and Managing Director of Compliance and Fund Board
Year of birth: 1966		Relations, Guggenheim Investments (2012-present). Formerly, Chief Compliance Officer & Secretary, SBL Fund; Security
Chief Compliance Officer		Equity Fund; Security Income Fund; Security Large Cap Value Fund & Security Mid Cap Growth Fund; Vice President,
Rydex Holdings, LLC; Vice President, Security Benefit Asset Management Holdings, LLC; and Senior Vice President &
Chief Compliance Officer, Security Investors, LLC (2010-2012); Security Global Investors, LLC, Senior Vice President
(2010-2011); Rydex Advisors, LLC (f/k/a PADCO Advisors, Inc.) and Rydex Advisors II, LLC (f/k/a PADCO Advisors II,
Inc.), Chief Compliance Officer and Senior Vice President (2010-2011); Rydex Capital Partners I, LLC & Rydex Capital
Partners II, LLC, Chief Compliance Officer (2006-2007); and Rydex Fund Services, LLC (f/k/a Rydex Fund Services, Inc.),
Vice President (2001-2006).
*	The business address of each officer, unless otherwise noted, is c/o Managed Duration Investment Grade Municipal Fund, 2455 Corporate West Drive, Lisle, IL 60532.
**	Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.
***	Effective February 12, 2013.
****	Effective September 26, 2012.

26 | MZF | MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND SEMIANNUAL REPORT

DIVIDEND REINVESTMENT PLAN (Unaudited)	January 31, 2013

Pursuant to the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”), unless a shareholder is ineligible or elects otherwise, all dividend and capital gains distributions are automatically reinvested by Computershare Shareowner Services LLC (“the Plan Administrator”), as agent for shareholders in administering the Plan (the “Plan Agent”), in additional common shares of the Fund. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to confirm that they are eligible to participate in the Plan. Shareholders who are ineligible or who elect not to participate in the Plan will receive all dividends and distributions in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by the Plan Administrator, as dividend paying agent. Such shareholders may elect not to participate in the Plan and to receive all distributions of dividends and capital gains in cash by sending written instructions to the Plan Administrator, as dividend paying agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Plan Agent not less than ten days prior to any dividend record date; otherwise, such termination will be effective with respect to any subsequently declared dividend or capital gains distribution.

Whenever the Fund declares an ordinary income dividend or a capital gain dividend (collectively referred to as “dividends”) payable in cash, nonparticipants in the Plan will receive cash, and participants in the Plan will receive the equivalent in common shares. The shares are acquired by the Plan Agent for the participant’s account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“newly issued shares”) or (ii) by purchase of outstanding common shares on the open market (“open-market purchases”) on the New York Stock Exchange or elsewhere. If, on the dividend payment date, the market price per common share plus estimated brokerage commissions is greater than the net asset value per common share (such condition being referred to herein as “market premium”), the Plan Agent will invest the dividend amount in newly issued shares on behalf of the participant. The number of newly issued common shares to be credited to the participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the payment date, provided that, if the net asset value per share is less than or equal to 95% of the market price per share on the payment date, the dollar amount of the dividend will be divided by 95% of the market price per share on the payment date. If on the dividend payment date the net asset value per share is greater than the market value plus estimated brokerage commissions (such condition being referred to herein as “market discount”), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases.

If, before the Plan Agent has completed its open-market purchases, the market price of the common shares exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund’s shares, resulting in the acquisition of fewer shares than if the dividend had been paid in newly issued shares on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent may cease making open-market purchases and may invest the uninvested portion of the dividend amount in newly issued shares at the net asset value per share at the close of business on the last purchase date; provided that, if the net asset value per share is less than 95% of the market price per share on the payment date, the dollar amount of the dividend will be divided by 95% of the market price per share on the payment date.

The Plan Agent maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant, and each shareholder’s proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to the Plan in accordance with the instructions of the participants.

There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends. The automatic reinvestment of dividends and distributions will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such dividends.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. All questions and correspondence concerning the Plan should be directed to the Plan Administrator, Computershare Shareowner Services LLC, P.O. Box 358015, Pittsburgh, PA 15252-8015; Attention Shareholder Services Department, Phone Number: 866-488-3559.

MZF | MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND SEMIANNUAL REPORT | 27

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FUND INFORMATION	January 31, 2013

Board of Trustees	Executive Officers	Investment Adviser	Accounting Agent,
Randall C. Barnes	Clifford D. Corso	Cutwater Investor	Custodian and
	President and Chief	Services Corp.	Auction Agent
Donald C. Cacciapaglia*	Executive Officer	Armonk, New York	The Bank of New York
Mellon
Clifford D. Corso**	Amy J. Lee	Servicing Agent	New York, New York
	Chief Legal Officer	Guggenheim Funds
Ronald A. Nyberg		Distributors, LLC	Legal Counsel
	John Sullivan	Lisle, Illinois	Simpson Thacher &
Ronald E. Toupin, Jr.,	Chief Financial Officer,		Bartlett LLP
Chairman	Chief Accounting Officer	Administrator	New York, New York
	and Treasurer	Guggenheim Funds
* Trustee is an “interested		Investment Advisors, LLC	Independent Registered
person” (as defined in	Mark E. Mathiasen	Lisle, Illinois	Public Accounting Firm
section 2(a)(19) of the	Secretary		Ernst & Young LLP
1940 Act) (“Interested			Chicago, Illinois
Trustee”) of the Fund	Stevens T. Kelly
because of his position as	Assistant Secretary
an officer of the Fund’s
Servicing Agent and	James B. DiChiaro
certain of its affiliates.	Vice President
** Trustee is an “interested
person” of the Fund as	Joanna M. Catalucci
defined in the Investment	Chief Compliance Officer
Company Act of 1940, as
amended, as a result of
his position as an officer
of the Fund’s Investment
Adviser.

Privacy Principles of Managed Duration Investment Grade Municipal Fund for Shareholders
The privacy of your personal financial information is extremely important to us. When you open an account with us, we collect a significant amount of information from you in order to properly invest and administer your account. We take very seriously the obligation to keep that information private and confidential, and we want you to know how we protect that important information.

We collect nonpublic personal information about you from applications or other forms you complete and from your transactions with us and our affiliates. We do not disclose information about you, or our former clients, to our affiliates or to service providers or third parties, except as permitted by law. We share only the minimum information required to properly administer your accounts, which enables us to send transaction confirmations, monthly or quarterly statements, financial and tax forms. Even within Cutwater and its affiliated entities, only a limited number of people who actually service accounts will ever have access to your personal financial information. Further, we do not share information about our current or former clients with any outside marketing groups or sales entities.

To ensure the highest degree of security and confidentiality, Cutwater and its affiliates maintain various physical, electronic and procedural safeguards to protect your personal information. We also apply special measures for authentication of information you request or submit to us on our website-www.Cutwater.com.

Questions concerning your shares of Managed Duration Investment Grade Municipal Fund:
•	If your shares are held in a Brokerage Account, contact your Broker.

•	If you have physical possession of your shares in certificate form, contact the Fund’s Transfer Agent:

Computershare Shareowner Services LLC, 480 Washington Boulevard, Jersey City, NJ 07310; (866) 488-3559

This report is sent to shareholders of Managed Duration Investment Grade Municipal Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

The Fund has adopted the Adviser’s proxy voting policies and procedures to govern the voting of proxies relating to the voting securities of the Fund. A description of the Adviser’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (866) 819-5301.

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (866) 819-5301 or by accessing the Fund’s Form N-PX on the US Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at www.sec.gov or by visiting the Fund’s website at www.guggenheiminvestments.com/mzf. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330 or at www.sec.gov .

Notice to Shareholders
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund from time to time may purchase shares of its common and preferred stock in the open market or in private transactions.

MZF | MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND SEMIANNUAL REPORT | 31

ABOUT THE FUND MANAGER

Cutwater Investor Services Corp.

Cutwater Investor Services Corp. (“Cutwater”), the Fund’s Investment Adviser, is based in Armonk, New York and was created in 1991 to provide fixed-income investment products and services to institutional and retail clients. The firm specializes in the management of fixed-income securities and provides expertise in investment-grade municipal bond investing. Cutwater is a wholly-owned subsidiary of MBIA, Inc., which is listed on the New York Stock Exchange. Additional information can be found at cutwater.com.

Investment Philosophy

Cutwater Investor Services Corp.’s philosophy is anchored in the conviction that a high quality municipal portfolio diversified among maturities will provide favorable risk-adjusted performance over time and through a variety of market cycles. Cutwater Investor Services Corp. believes that security selection is enhanced by its large and dedicated staff of credit analysts. Each analyst has a thorough understanding of the broad market, but focuses research on a particular segment of the larger market.

Investment Process

Investment strategy, including credit quality, yield curve positioning and duration targets, is set for portfolios at regular strategy meetings with the firm’s chief investment officer, portfolio managers and sector specialists. Credit quality decisions are based on credit bands established for each of the portfolios and the current relative value of securities within each of the credit bands. Duration target decisions are based on duration bands which direct the overall risk profile of portfolios relative to their benchmarks and the consensus outlook on the term structure of interest rates. Duration management is extended to each of the individual market sectors. Using the guidelines established in the strategy meetings, the municipal portfolio managers work closely with research analysts. Cutwater’s rigorous bottom-up process is rooted in fundamental credit analysis and Cutwater’s proprietary research.

Cutwater Investor Services Corp.	Guggenheim Funds Distributors, LLC
113 King Street	2455 Corporate West Drive
Armonk, NY 10504	Lisle, IL 60532
(03/130)	Member FINRA/SIPC
(03/13)

CEF - MZF - SAR - 0113
NOT FDIC-INSURED l NOT BANK-GUARANTEED l MAY LOSE VALUE

Item 2.  Code of Ethics.

Not applicable for a semi-annual reporting period.

Item 3.  Audit Committee Financial Expert.

Not applicable for a semi-annual reporting period.

Item 4.  Principal Accountant Fees and Services

Not applicable for a semi-annual reporting period.

Item 5.  Audit Committee of Listed Registrant.

Not applicable for a semi-annual reporting period.

Item 6.  Schedule of Investments.

The Schedule of Investments is included as part of Item 1.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for a semi-annual reporting period.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable for a semi-annual reporting period.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10.  Submission of Matters to a Vote of Security Holders.

The Registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.  Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded based on such evaluation as required by Rule 30a-3(b) under the Investment Company Act, that the registrant's disclosure controls and procedures were effective as of that date in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) of the Investment Company Act.

(b) Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) of the Investment Company Act and Section 906 of the Sarbanes-Oxley Act of 2002.

(c) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Managed Duration Investment Grade Municipal Fund

By:             /s/ Clifford D. Corso

Name:        Clifford D. Corso

Title:          President and Chief Executive Officer

Date:          April 4, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:             /s/ Clifford D. Corso

Name:        Clifford D. Corso

Title:          President and Chief Executive Officer

Date:          April 4, 2013

By:             /s/ John Sullivan

Name:        John Sullivan

Title:          Chief Financial Officer, Chief Accounting Officer and Treasurer

Date:          April 4, 2013